EXHIBIT 99.3

YuMe

PROGRAMMATIC OPPORTUNITY

YUME

FORWARD LOOKING STATEMENTS

This presentation contains predictions, estimates or other information that might be considered forward-looking statements. Such forward-looking statements involve various known and unknown risks and uncertainties. Actual results may differ materially from the results and timing expressed or implied by such forward-looking statements. Reported results should not be considered an indication of future performance. We make these statements as of May 4, 2016, and YuMe undertakes no obligation to update any forward-looking statements.

We refer you to our SEC filings for discussion of important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the section entitled “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2015 that has been filed with the SEC and in our future filings and reports with the SEC, including our Form 10-Q for the quarter ended March 31, 2016.

AGENDA

THE PROGRAMMATIC MARKET IS CHANGING

Brand objectives will dominate going forward.

THERE IS A WIDE GULF BETWEEN LEGACY PROGRAMMATIC AND BRAND

Brand objectives vs. click objectives, private vs. public, value vs. reach, efficiency vs. price, cross-screen.

YUME HAS ALWAYS EXCELLED AT BRAND OBJECTIVES

True cross-screen software at the publisher level. Highly differentiated from one-sided markets.

WE NOW BRING THAT EXPERTISE TO PROGRAMMATIC

What you buy has always been more important than how you buy. And now how you buy doesn't matter.

WE EXPECT TO SHOW PROGRAMMATIC GROWTH THIS YEAR

PROGRAMMATIC AD TECH MARKET EVOLUTION

1

1ST PROGRAMMATIC WAVE
2007-2011

- Display
- Direct response budgets
- Click- and conversion-based
- E.G. Right Media

2

2ND PROGRAMMATIC WAVE
2011-2015

- Primarily in-banner video
- Open markets
- Display budgets
- Reach and price based
- Many wasted impressions
- E.G. Brightroll, AdapTV

3

3RD PROGRAMMATIC WAVE
2015-

- In-stream impressions
- Branding budgets
- Brand objectives. Brand safe.
- Private markets
- TV dollars shifting
- Audience based
- E.G. YuMe

WHAT THE SHIFT TO PROGRAMMATIC BRANDING MEANS

AWARENESS AND PERCEPTION	VS	ONLINE PURCHASE
DIRECT AND PRIVATE MARKETS	VS	OPEN MARKETS
IN-HOUSE CURATED INVENTORY SOURCES	VS	OPEN SSPs
BRAND OBJECTIVES (Audience Based, Frequency Management, First-party, Safe, Viewable)	VS	CLICK OBJECTIVES
CROSS-SCREEN INTEGRATION	VS	SILOED
VALUE	VS	REACH
EFFICIENCY	VS	PRICE

YuMe

BRANDING OBJECTIVES QUANTIFIED

DRIVING PROGRAMMATIC GROWTH

PROGRAMMATIC VIDEO TOTAL AVAILABLE MARKET



$B
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2013
2014
2015
2016E
2017E
234% CAGR*
BRANDING OBJECTIVES BASED BUYING
TAM Programmatic Direct
TAM Private Marketplaces
TAM Open Auction

* CAGR on Direct and Private Segments

Source: eMarketer, YuMe

PROGRAMMATIC BRANDING PLAYS TO YUME'S STRENGTHS



CROSS-SCREEN

As brands truly measure the market they want cross-screen efficiencies



AUDIENCE BASED

Brands will start to hold digital video to television standards



BIG BRAND SPENDING

Brands are pushing their agencies and going direct



TRAFFIC QUALITY

Brands will not stand for the inventory antics of Wave 2

CASE STUDY

YUME PRIVATE MARKETPLACE



YFP AGGREGATION
ON-BRAND AUDIENCES
TARGET BRAND
SEGMENTS
INVENTORY
SCORE
CROSS-SCREEN
OPTIMIZATION
VCR GRP CPM TRG
YFA CONTROL
BRAND OBJECTIVES

SUMMARY

YuMe is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices.

THE PROGRAMMATIC MARKET IS CHANGING

Brand objectives will dominate going forward.

THERE IS A WIDE GULF BETWEEN LEGACY PROGRAMMATIC AND BRAND

Brand objectives vs. click objectives, private vs. public, value vs. reach, efficiency vs price, cross-screen.

YUME HAS ALWAYS EXCELLED AT BRAND OBJECTIVES

True cross-screen software at the publisher level. Highly differentiated from one-sided markets.

WE NOW BRING THAT EXPERTISE TO PROGRAMMATIC

What you buy has always been more important than how you buy. And now how you buy doesn't matter.

WE EXPECT TO SHOW PROGRAMMATIC GROWTH THIS YEAR

YuMe

IMPORTANT ADDITIONAL INFORMATION

YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the "Proxy Statement") on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe's directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe's securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe's Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC's website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.

THANK YOU

YuMe